UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11TH, 2004

                        HUBEI PHARMACEUTICAL GROUP, LTD.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                    0-25553               88-0419476
            ------                    -------               ----------
State or other jurisdiction of   (Commission File        I.R.S. employer
incorporation or organization         Number)         identification number


         410 PARK AVENUE, 15TH FLOOR
              NEW YORK, NY, USA                              10222
    --------------------------------------                 ---------
   (Address of principal executive offices)                Zip Code


         Issuer's telephone number                      (604) 881-2899


     Pan Asia Communications Corp.
    Suite 1001, 1166 Alberni Street
        Vancouver, B.C. Canada
          NEW YORK, NY, USA                                 10222
    --------------------------------------                 ---------
     (Former name and former address if                    Zip Code
         changed since last filing))

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

1.) Yes [X] No [ ]               2.). Yes [X] No [ ]


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The company reports that in an ongoing effort to work with its partner Hubei Zenith Airbeck Pharmaceutical Company (Airbeck) to optimize the use of available resources and explore ways to expand the scope of joint venture operations; the Hubei Pharmaceutical Company joint venture has agreed to swap its interest in 120 production licenses previously recorded as an intangible asset on its balance sheet for fixed assets in the form of the underlying plant and manufacturing facilities that were to have been leased back from Airbeck under a capital lease agreement.

Management believe that the transaction is very much in the company's favor although the overall valuation remains fixed at 30,000,000 RMB as Airbeck's contribution to the capitalization of the joint venture. For production purposes, the licenses remain registered with the SFDA for the exclusive use of Hubei Pharmaceutical Company. The net effect of the transaction is to record fixed assets in place of intangible assets on the balance sheet; to eliminate the recurrent lease payment that would have commenced March 1st, 2004 following transfer of production and revenues from the Airbeck Dosage Division to the joint venture; and, to facilitate further restructuring by Airbeck in support of working with the company to investigate ways in which to expand the scope of the joint venture to include some or all of the remaining Airbeck operations.

Additional details regarding the production licenses and capital lease are include in, and as footnotes to, the audit balance sheet for the Hubei Pharmaceutical Company Ltd. joint venture included in Form 10-QSB filed October 10th, 2003 for the quarter ended July 31st, 2003.

EXHIBITS:
---------

     None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBEI PHARMACEUTICAL GROUP, LTD.



                                          /s/  Reid Li
                                          -----------------------------------
                                          Reid Li, President


March 11th, 2004
----------------
DATE


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